Filed Pursuant to Rule 433

Registration No. 333-187352

AMERICAN BAR ASSOCIATION MEMBERS/NORTHERN TRUST COLLECTIVE TRUST

Free Writing Prospectus Dated November 14, 2013

Relating to Prospectus Dated April 24, 2013

The American Bar Association Members/Northern Trust Collective Trust (the “Collective Trust”) has filed a registration statement (including the prospectus dated April 24, 2013 and any supplements thereto) and related free writing prospectuses (collectively, the “Prospectus”) with the Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. Before you invest, you should read the Prospectus in that registration statement and other documents the Collective Trust has filed with the SEC for more complete information about the Collective Trust and this offering. You may get these documents free of charge by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, you can request the Prospectus from the trustee of the Collective Trust by calling toll free (800) 348-2272 or at http://www.abaretirement.com/images/pdf/prospectus.pdf.

Release Date: 09-30-2013

Stable Asset Return Fund

Benchmark	Morningstar Category
Hybrid Benchmark	Short Term Bond

Investment Information

Investment Strategy

Invests primarily in high quality fixed-income instruments and investment contracts issued by insurance companies, banks or other financial institutions with the objective of providing current income consistent with preserving principal and maintaining liquidity.

Operations and Management
Fund Inception Date	09-05-95
Trustee	Northern Trust Investments Inc.
Total Fund Assets ($mil)	948.59
Subadvisor	Galliard Capital Management Inc.
PIMCO LLC (US)
Jennison Associates LLC

What do Stable Value Funds invest in?

A stable value fund seeks to provide plan participants with preservation of capital, daily liquidity and current income at levels that are higher than those of money market funds. Stable value funds generally invest a majority of their assets in a diversified portfolio of high quality fixed income securities, as well as cash and money market instruments and guaranteed investment contracts issued by insurance companies (known as traditional GICs). Stable value funds generally also enter into “wrap contracts” (known as synthetic GICs) with banks and insurance companies, which are designed to insulate the portfolio from price volatility and permit book value valuation (principal plus accrued interest) for ordinary course plan participant transactions even if the underlying investments decline in value. Wrap contracts do not protect against losses resulting from defaulted or impaired securities or nonqualifying withdrawals.

Notes

Effective December 8, 2010, the Stable Asset Return Fund restructured its investment portfolio and engaged a new line-up of Investment Advisors. In connection therewith, the benchmark of the Fund was changed from a combination of 70% Ryan Labs Three Year GIC Index / 30% iMoneyNet MFR Prime Institutional Money Market Fund Average to the Three Year Constant Maturity Treasury Yield. Accordingly, the Hybrid Benchmark represents, for periods ended prior to January 1, 2011, the 70% Ryan Labs Three Year GIC Index / 30% iMoneyNet MFR Prime Institutional Money Market Fund Average and, for periods commencing on and after January 1, 2011, the Three Year Constant Maturity Treasury Yield. For purposes of calculating performance since inception, the inception date of the Hybrid Benchmark is September 1, 1995. For a description of certain recent changes to the Fund, please see the Prospectus and any supplements thereto. Please also refer to the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 12-31-02	09-30-13
Fund	$13,239
Benchmark	$14,726

Fees and Expenses as of 09-30-13
Total Expense Ratio	0.88%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top Holdings as of 09-30-13	% Assets
Not Available

Annual Turnover Ratio %	108

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments. Based on this measure, currently more than two thirds of all investments have shown higher levels of risk. Consequently, this investment may appeal to investors looking for a conservative investment strategy.

Best 3 Month Return	Worst 3 Month Return
1.58%	0.22%
(Aug ‘00 - Oct ‘00)	(Oct ‘10 - Dec ‘10)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For
e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

Bond Core Plus Fund

Benchmark	Morningstar Category
BarCap U.S. Aggregate Bond TR	Intermediate-Term Bond

Investment Information

Investment Strategy

Invests in a diversified portfolio of fixed income securities of varying maturities with the objective of achieving a competitive total return from current income and capital appreciation.

Operations and Management
Fund Inception Date	09-05-95
Trustee	Northern Trust Investments Inc.
Subadvisor	PIMCO LLC (US)

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments. Based on this measure, currently more than two thirds of all investments have shown higher levels of risk. Consequently, this investment may appeal to investors looking for a conservative investment strategy.

Best 3 Month Return	Worst 3 Month Return
7.89%	-6.56%
(Nov ‘08 - Jan ‘09)	(Aug ‘08 - Oct ‘08)

Notes

The Benchmark for this Fund is the Barclays Capital U.S. Aggregate Bond Index. For purposes of calculating performance since inception, the inception date of the Benchmark is September 1, 1995. The Total Fund Assets reported includes the portion of the Balanced Fund invested therein. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 12-31-02	09-30-13
Fund	$16,342
Benchmark	$16,262

Fees and Expenses as of 09-30-13
Total Expense Ratio	0.98%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top 10 Holdings as of 09-30-13	% Assets
FNMA 3% 06-01-43	8.54
US Treasury Note 1.375% 07-31-18	7.70
US Treasury Note 0.25% 02-15-15	6.92
US Treasury Note 1.5% 08-31-18	3.89
US Treasury Bond 8.75% 08-15-20	3.84
GNMA 3% 06-15-43	3.74
US Treasury Note 2.625% 08-15-20	2.83
US Treasury Note 1.125% 01-15-21	2.74
US Treasury Note 1.25% 02-29-20	2.32
US Treasury Note 2% 07-31-20	2.31

Total Number of Stock Holdings	0
Total Number of Bond Holdings	236
Annual Turnover Ratio %	505
Total Fund Assets ($mil)	344.09

Morningstar F-I Sectors as of 09-30-13	% Fund	% Category
Government	38.08	20.13
Corporate	12.49	32.57
Securitized	18.62	28.08
Municipal	5.47	1.87
Cash	11.96	9.90
Other	13.38	7.45

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For
e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

Large Cap Equity Fund

Benchmark	Morningstar Category
Russell 1000 TR USD	Large Blend

Investment Information

Investment Strategy

Invests primarily in equity securities of large capitalization U.S. companies with the objective of achieving long-term growth of capital. Any income received is incidental to this objective. For this purpose, large capitalization companies are considered those with a market capitalization of greater than $1 billion.

Operations and Management
Fund Inception Date	07-02-09
Trustee	Northern Trust Investments Inc.
Subadvisor	Columbus Circle Investors
C.S. McKee, LP
Delaware Investment Advisers
Jennison Associates LLC

Volatility Analysis

In the past, this investment has shown a relatively moderate range of price fluctuations relative to other investments. This investment may experience larger or smaller price declines or price increases depending on market conditions. Some of this risk may be offset by owning other investments with different portfolio makeups or investment strategies.

Best 3 Month Return	Worst 3 Month Return
15.20%	-14.29%
(Sep ‘10 - Nov ‘10)	(Jul ‘11 - Sep ‘11)

Notes

The Total Fund Assets reported includes the portion of the Balanced Fund and Global All Cap Equity Fund invested therein. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 07-31-09	09-30-13
Fund	$18,459
Benchmark	$18,950

Fees and Expenses as of 09-30-13
Total Expense Ratio	1.02%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top 10 Holdings as of 09-30-13	% Assets
Apple Inc	2.71
Chevron Corp	1.84
Cisco Systems Inc	1.78
Halliburton Company	1.76
Occidental Petroleum Corporation	1.74
Google, Inc. Class A	1.51
Intel Corp	1.43
ConocoPhillips	1.41
Baxter International Inc.	1.41
Allstate Corp	1.30

Total Number of Stock Holdings	1019
Total Number of Bond Holdings	0
Annual Turnover Ratio %	41
Total Fund Assets ($mil)	808.37

Morningstar Sectors as of 09-30-13	% Fund
Cyclical	30.46
Basic Materials	3.34
Consumer Cyclical	13.14
Financial Services	13.66
Real Estate	0.32
Sensitive	43.47
Communication Services	3.48
Energy	11.71
Industrials	11.09
Technology	17.19
Defensive	26.06
Consumer Defensive	7.89
Healthcare	16.09
Utilities	2.08

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For
e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the

S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

Small-Mid Cap Equity Fund

Benchmark	Morningstar Category
Russell 2500 TR USD	Small Blend

Investment Information

Investment Strategy

Invests primarily in equity securities of small and medium capitalization U.S. companies with the objective of achieving long-term growth of capital. Any income received is incidental to this objective. For this purpose, small and medium capitalization companies are considered those with a market capitalization between $100 million and $20 billion.

Operations and Management
Fund Inception Date	07-02-09
Trustee	Northern Trust Investments Inc.
Subadvisor	Frontier Capital Management, LLC Cortina Asset Management LLC Denver Investments Lombardia Capital Partners, LLC LSV Asset Management Riverbridge Partners LLC Systematic Financial Management L.P.

Volatility Analysis

In the past, this investment has shown a wide range of price fluctuations relative to other investments. This investment may experience significant price increases in favorable markets or undergo large price declines in adverse markets. Some of this risk may be offset by owning other investments that follow different investment strategies.

Best 3 Month Return	Worst 3 Month Return
17.46%	-20.72%
(Sep ‘10 - Nov ‘10)	(Jul ‘11 - Sep ‘11)

Notes

The Total Fund Assets reported includes the portion of the Global All Cap Equity Fund invested therein. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 07-31-09	09-30-13
Fund	$19,460
Benchmark	$21,212

Fees and Expenses as of 09-30-13
Total Expense Ratio	1.21%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top 10 Holdings as of 09-30-13	% Assets
Portland General Electric Company	0.75
Maximus, Inc.	0.74
Tidewater, Inc.	0.67
Cepheid	0.63
B/E Aerospace Inc	0.60
Endurance Specialty Holdings, Ltd.	0.52
Questcor Pharmaceuticals, Inc.	0.52
Brandywine Realty Trust	0.50
Hancock Holding Company	0.47
Deluxe Corporation	0.47

Total Number of Stock Holdings	769
Total Number of Bond Holdings	0
Annual Turnover Ratio %	63
Total Fund Assets ($mil)	313.99

Morningstar Sectors as of 09-30-13	% Fund
Cyclical	39.03
Basic Materials	4.17
Consumer Cyclical	13.98
Financial Services	15.52
Real Estate	5.36
Sensitive	41.77
Communication Services	0.42
Energy	6.78
Industrials	16.12
Technology	18.45
Defensive	19.21
Consumer Defensive	4.10
Healthcare	11.58
Utilities	3.53

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For
e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the

S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

International All Cap Equity Fund

Benchmark	Morningstar Category
MSCI AC World Ex USA NR USD	Foreign Large Blend

Investment Information

Investment Strategy

Invests primarily in equity securities of companies domiciled outside of the U.S. with the objective of achieving long-term growth of capital. Any income received is incidental to this objective. The Fund may invest in companies of any size located in a number of countries throughout the world.

Operations and Management
Fund Inception Date	09-05-95
Trustee	Northern Trust Investments Inc.
Subadvisor	Altrinsic Global Advisors LLC American Century Investments, Inc. LSV Asset Management William Blair & Company LLC First State Investments

Volatility Analysis

In the past, this investment has shown a wide range of price fluctuations relative to other investments. This investment may experience significant price increases in favorable markets or undergo large price declines in adverse markets. Some of this risk may be offset by owning other investments that follow different investment strategies.

Best 3 Month Return	Worst 3 Month Return
41.73%	-38.68%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

The Total Fund Assets reported includes the portion of the Global All Cap Equity Fund invested therein. The Benchmark for this Fund is the Morgan Stanley Capital International All Country World Ex-U.S. Index. The Benchmark performance since inception is not available for this Fund. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 12-31-02	09-30-13
Fund	$23,129
Benchmark	$27,876

Fees and Expenses as of 09-30-13
Total Expense Ratio	1.21%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top 10 HoldiAngs as of 09-30-13	% Assets
Unilever PLC	1.80
SABMiller PLC	1.54
Roche Holding AG	1.51
Novartis AG	1.12
Axiata Group Bhd	1.09
Tiger Brands Limited	1.04
AIA Group Ltd.	1.03
Taiwan Semiconductor Manufacturing Co Ltd	0.99
Bank Pekao SA	0.98
Samsung Fire & Marine Insurance Co., Ltd.	0.97

Total Number of Stock Holdings	1961
Total Number of Bond Holdings	0
Annual Turnover Ratio %	101
Total Fund Assets ($mil)	164.84

Morningstar World Regions as of 09-30-13	% Fund
Americas	7.91
North America	4.67
Latin America	3.25
Greater Europe	58.19
United Kingdom	18.22
Europe Developed	33.01
Europe Emerging	2.22
Africa/Middle East	4.73
Greater Asia	33.89
Japan	17.16
Australasia	3.69
Asia Developed	8.10
Asia Emerging	4.95

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For
e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the

S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

Global All Cap Equity Fund

Benchmark	Morningstar Category
MSCI ACWI NR USD	World Stock

Investment Information

Investment Strategy

Invests a portion of its assets in the common stocks and other equity-type securities in U.S. companies with market capitalizations in excess of $100 million at the time of purchase. The Fund also invests in non-U.S. companies of any size located in a number of countries throughout the world. The Fund’s objective is to achieve long-term growth of capital. Any income received is incidental to this objective.

Operations and Management
Fund Inception Date	01-16-12
Trustee	Northern Trust Investments Inc.
Subadvisor	Large Cap Equity Fund
Small-Mid Cap Equity Fund
International All Equity Fund

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
8.41%	-8.38%
(Jun ‘12 - Aug ‘12)	(Mar ‘12 - May ‘12)

Notes

The Global All Cap Equity Fund achieves its investment objective by investing in U.S. equity securities through the Large Cap Equity Fund and the Small-Mid Cap Equity Fund and in non-U.S. equity securities through the International All Cap Equity Fund. Please refer to the Fund Profiles for these Funds for more detailed information. The Benchmark for this Fund is the Morgan Stanley Capital International All Country World Index. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 01-31-12	09-30-13
Fund	$12,770
Benchmark	$12,589

Fees and Expenses as of 09-30-13
Total Expense Ratio	1.14%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top 10 Holdings as of 09-30-13	% Assets
Apple Inc	1.13
Unilever PLC	0.95
SABMiller PLC	0.81
Roche Holding AG	0.80
Chevron Corp	0.76
Cisco Systems Inc	0.74
Halliburton Company	0.73
Occidental Petroleum Corporation	0.72
Google, Inc. Class A	0.63
Intel Corp	0.59

Total Number of Stock Holdings	3291
Total Number of Bond Holdings	0
Annual Turnover Ratio %	—
Total Fund Assets ($mil)	5.06

Morningstar World Regions as of 09-30-13	% Fund
Americas	51.68
North America	50.00
Latin America	1.67
Greater Europe	30.95
United Kingdom	9.61
Europe Developed	17.74
Europe Emerging	1.14
Africa/Middle East	2.46
Greater Asia	17.37
Japan	8.78
Australasia	1.90
Asia Developed	4.15
Asia Emerging	2.54

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For
e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

Bond Index Fund

Benchmark	Morningstar Category
BarCap U.S. Aggregate Bond TR	Intermediate-Term Bond

Investment Information

Investment Strategy

Invests primarily in a variety of obligations of the U.S. government and its agencies and instrumentalities, as well as U.S. dollar-denominated corporate debt securities, mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, with the objective of replicating, after taking into account expenses, the total rate of return of the Barclays Capital U.S. Aggregate Bond Index.

Operations and Management
Fund Inception Date	02-03-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments. Based on this measure, currently more than two thirds of all investments have shown higher levels of risk. Consequently, this investment may appeal to investors looking for a conservative investment strategy.

Best 3 Month Return	Worst 3 Month Return
3.75%	-3.34%
(Jun ‘10 - Aug ‘10)	(May ‘13 - Jul ‘13)

Notes

The Benchmark for this Fund is the Barclays Capital U.S. Aggregate Bond Index. For purposes of calculating performance since inception, the inception date of the Benchmark is February 2, 2009. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 02-28-09	09-30-13
Fund	$12,138
Benchmark	$12,603

Fees and Expenses as of 09-30-13
Total Expense Ratio	0.79%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top 10 Holdings as of 09-30-13	% Assets
FNMA 3.5% 03-01-43	0.71
US Treasury Note 0.25% 12-15-15	0.55
Fed Natl Mort Assc 3% 10-15-43	0.46
US Treasury Note 0.125% 12-31-14	0.46
US Treasury Note 0.25% 03-31-15	0.43
US Treasury Note 0.25% 10-31-14	0.43
Fhlmc Gold Tba 30yr Oct Sf 10-01-41	0.38
FNMA 4.5% 03-01-40	0.37
US Treasury Note 2% 02-15-23	0.37
Fhlmc Tba Oct Gold	0.36

Total Number of Stock Holdings	0
Total Number of Bond Holdings	10900
Annual Turnover Ratio %	15
Total Fund Assets ($mil)	94.51

Morningstar F-I Sectors as of 09-30-13	% Fund	% Category
Government	44.15	20.13
Corporate	21.85	32.57
Securitized	29.77	28.08
Municipal	0.83	1.87
Cash	3.40	9.90
Other	0.00	7.45

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For
e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

Large Cap Index Equity Fund

Benchmark	Morningstar Category
S&P 500 TR	Large Blend

Investment Information

Investment Strategy

Invests primarily in equity securities of U.S. companies included in the S&P 500 with the objective of replicating, after taking into account expenses, the total rate of return of the S&P 500.

Operations and Management
Fund Inception Date	02-09-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively moderate range of price fluctuations relative to other investments. This investment may experience larger or smaller price declines or price increases depending on market conditions. Some of this risk may be offset by owning other investments with different portfolio makeups or investment strategies.

Best 3 Month Return	Worst 3 Month Return
25.88%	-14.06%
(Mar ‘09 - May ‘09)	(Jul ‘11 - Sep ‘11)

Notes

See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 02-28-09	09-30-13
Fund	$24,358
Benchmark	$25,236

Fees and Expenses as of 09-30-13
Total Expense Ratio	0.76%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top 10 Holdings as of 09-30-13	% Assets
Apple Inc	2.79
Exxon Mobil Corporation	2.44
S+p500 Emini Fut Dec13 Xcme 20131220 12-20-13	1.96
Microsoft Corporation	1.63
Google, Inc. Class A	1.58
General Electric Co	1.57
Johnson & Johnson	1.57
Chevron Corp	1.51
Procter & Gamble Co	1.33
Berkshire Hathaway Inc Class B	1.32

Total Number of Stock Holdings	500
Total Number of Bond Holdings	0
Annual Turnover Ratio %	9
Total Fund Assets ($mil)	147.98

Morningstar Sectors as of 09-30-13	% Fund
Cyclical	31.75
Basic Materials	3.51
Consumer Cyclical	11.11
Financial Services	15.25
Real Estate	1.88
Sensitive	41.62
Communication Services	3.66
Energy	10.46
Industrials	10.79
Technology	16.71
Defensive	26.64
Consumer Defensive	10.67
Healthcare	12.89
Utilities	3.08

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For
e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

All Cap Index Equity Fund

Benchmark	Morningstar Category
Russell 3000 TR USD	Large Blend

Investment Information

Investment Strategy

Invests primarily in equity securities included in the Russell 3000 Index with the objective of replicating, after taking into account expenses, the total rate of return of the Russell 3000 Index.

Operations and Management
Fund Inception Date	09-05-95
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively moderate range of price fluctuations relative to other investments. This investment may experience larger or smaller price declines or price increases depending on market conditions. Some of this risk may be offset by owning other investments with different portfolio makeups or investment strategies.

Best 3 Month Return	Worst 3 Month Return
26.33%	-31.41%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 12-31-02	09-30-13
Fund	$23,880
Benchmark	$25,423

Fees and Expenses as of 09-30-13
Total Expense Ratio	0.79%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top 10 Holdings as of 09-30-13	% Assets
Apple Inc	2.29
Exxon Mobil Corporation	1.96
Microsoft Corporation	1.42
General Electric Co	1.26
Johnson & Johnson	1.24
S+p500 Emini Fut Dec13 Xcme 20131220	1.22
Google, Inc. Class A	1.21
Chevron Corp	1.20
Procter & Gamble Co	1.06
Berkshire Hathaway Inc Class B	1.04

Total Number of Stock Holdings	2675
Total Number of Bond Holdings	0
Annual Turnover Ratio %	3
Total Fund Assets ($mil)	329.56

Morningstar Sectors as of 09-30-13	% Fund
Cyclical	33.91
Basic Materials	3.81
Consumer Cyclical	12.16
Financial Services	14.64
Real Estate	3.30
Sensitive	41.35
Communication Services	3.46
Energy	9.42
Industrials	11.86
Technology	16.61
Defensive	24.75
Consumer Defensive	9.29
Healthcare	12.29
Utilities	3.17

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For
e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

Mid Cap Index Equity Fund

Benchmark	Morningstar Category
S&P MidCap 400 TR	Mid-Cap Blend

Investment Information

Investment Strategy

Invests primarily in equity securities of U.S. companies included in the S&P MidCap 400 with the objective of replicating, after taking into account expenses, the total rate of return of the S&P MidCap 400.

Operations and Management
Fund Inception Date	02-03-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a wide range of price fluctuations relative to other investments. This investment may experience significant price increases in favorable markets or undergo large price declines in adverse markets. Some of this risk may be offset by owning other investments that follow different investment strategies.

Best 3 Month Return	Worst 3 Month Return
29.61%	-20.05%
(Mar ‘09 - May ‘09)	(Jul ‘11 - Sep ‘11)

Notes

See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 02-28-09	09-30-13
Fund	$28,725
Benchmark	$29,648

Fees and Expenses as of 09-30-13
Total Expense Ratio	0.79%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top 10 Holdings as of 09-30-13	% Assets
S+p Mid 400 Emini Dec13 Xcme	1.94
20131220 12-20-13
Alliance Data Systems Corporation	0.70
Green Mountain Coffee Roasters, Inc.	0.67
Affiliated Managers Group Inc	0.66
LKQ Corporation	0.65
Tractor Supply	0.64
Equinix, Inc.	0.62
Henry Schein, Inc.	0.60
Oceaneering International	0.60
HollyFrontier Corp	0.58

Total Number of Stock Holdings	402
Total Number of Bond Holdings	0
Annual Turnover Ratio %	14
Total Fund Assets ($mil)	112.90

Morningstar Sectors as of 09-30-13	% Fund
Cyclical	42.55
Basic Materials	4.84
Consumer Cyclical	15.75
Financial Services	12.89
Real Estate	9.07
Sensitive	39.70
Communication Services	1.14
Energy	5.95
Industrials	18.49
Technology	14.12
Defensive	17.73
Consumer Defensive	4.54
Healthcare	8.70
Utilities	4.49

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For
e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the

S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

Small Cap Index Equity Fund

Benchmark	Morningstar Category
Russell 2000 TR USD	Small Blend

Investment Information

Investment Strategy

Invests primarily in equity securities of U.S. companies included in the Russell 2000 Index with the objective of replicating, after taking into account expenses, the total rate of return of the Russell 2000 Index.

Operations and Management
Fund Inception Date	02-03-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a wide range of price fluctuations relative to other investments. This investment may experience significant price increases in favorable markets or undergo large price declines in adverse markets. Some of this risk may be offset by owning other investments that follow different investment strategies.

Best 3 Month Return	Worst 3 Month Return
32.83%	-22.06%
(Mar ‘09 - May ‘09)	(Jul ‘11 - Sep ‘11)

Notes

See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 02-28-09	09-30-13
Fund	$29,104
Benchmark	$29,415

Fees and Expenses as of 09-30-13
Total Expense Ratio	0.79%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top 10 Holdings as of 09-30-13	% Assets
Russell 2000 Mini Dec13 Imeq 20131220	1.77
CoStar Group, Inc.	0.30
Isis Pharmaceuticals	0.26
Acuity Brands Inc	0.25
AthenaHealth, Inc.	0.25
CommVault Systems, Inc.	0.25
Ultimate Software Group, Inc.	0.25
Middleby Corporation	0.24
Alnylam Pharmaceuticals, Inc.	0.23
Brunswick Corporation	0.23

Total Number of Stock Holdings	1967
Total Number of Bond Holdings	0
Annual Turnover Ratio %	23
Total Fund Assets ($mil)	63.38

Morningstar Sectors as of 09-30-13	% Fund
Cyclical	41.68
Basic Materials	5.30
Consumer Cyclical	14.01
Financial Services	14.32
Real Estate	8.05
Sensitive	39.28
Communication Services	0.93
Energy	4.59
Industrials	16.04
Technology	17.72
Defensive	19.04
Consumer Defensive	4.40
Healthcare	11.65
Utilities	2.99

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For
e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the

S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

International Index Equity Fund

Benchmark	Morningstar Category
MSCI AC World Ex USA NR USD	Foreign Large Blend

Investment Information

Investment Strategy

Invests primarily in equity securities of non-U.S. companies included in the Morgan Stanley Capital International All-Country World Ex-U.S. Index, which we refer to as the MSCI ACWI ex-US Index, with the objective of replicating, after taking into account expenses, the total rate of return of the MSCI ACWI ex-US Index.

Operations and Management
Fund Inception Date	03-03-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a wide range of price fluctuations relative to other investments. This investment may experience significant price increases in favorable markets or undergo large price declines in adverse markets. Some of this risk may be offset by owning other investments that follow different investment strategies.

Best 3 Month Return	Worst 3 Month Return
27.11%	-20.78%
(Apr ‘09 - Jun ‘09)	(Jul ‘11 - Sep ‘11)

Notes

The Benchmark for this Fund is the Morgan Stanley Capital International All Country World Ex-U.S. Index. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 03-31-09	09-30-13
Fund	$18,749
Benchmark	$19,535

Fees and Expenses as of 09-30-13

Total Expense Ratio	0.89%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top 10 Holdings as of 09-30-13	% Assets
Nestle SA	1.28
HSBC Holdings PLC	1.15
Roche Holding AG	1.08
Toyota Motor Corp	1.01
Novartis AG	1.01
Vodafone Group PLC	0.97
Samsung Electronics Co Ltd	0.82
BP PLC	0.76
Royal Dutch Shell PLC Class A	0.73
GlaxoSmithKline PLC	0.71
Total Number of Stock Holdings	1843
Total Number of Bond Holdings	0
Annual Turnover Ratio %	8
Total Fund Assets ($mil)	84.94

Morningstar World Regions as of 09-30-13	% Fund
Americas	10.82
North America	7.27
Latin America	3.55
Greater Europe	51.55
United Kingdom	15.70
Europe Developed	31.69
Europe Emerging	2.18
Africa/Middle East	1.97
Greater Asia	37.64
Japan	15.45
Australasia	5.86
Asia Developed	8.75
Asia Emerging	7.58

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For
e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

Real Asset Return Fund

Benchmark 1	Benchmark 2
Blended Benchmark	Core Consumer Price Index

Investment Information

Investment Strategy

Invests in a diversified portfolio of primarily Treasury Inflation Protected Securities, or so-called TIPS, commodity futures and real estate investment trusts with the objective of achieving a total return in excess of inflation as measured by the Core Consumer Price Index (which excludes food and energy).

Operations and Management
Fund Inception Date	07-07-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively moderate range of price fluctuations relative to other investments. This investment may experience larger or smaller price declines or price increases depending on market conditions. Some of this risk may be offset by owning other investments with different portfolio makeups or investment strategies.

Best 3 Month Return	Worst 3 Month Return
8.82%	-6.87%
(Feb ‘10 - Apr ‘10)	(May ‘13 - Jul ‘13)

Notes

The Blended Benchmark is comprised of the Dow Jones U.S. Select REIT Index, the Dow Jones-UBS Commodity Index, and the Barclays Capital U.S. Treasury Inflation Protected Securities Index. Real Estate Investment Trusts (REITs) are included as U.S. Stocks under Portfolio Analysis. The Morningstar Style Box and Morningstar Sectors refer only to the portion of the Fund invested in REITs. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 07-31-09	09-30-13
Fund	$13,889
Benchmark 1	$14,341
Benchmark 2	$10,703

Fees and Expenses as of 09-30-13

Total Expense Ratio	0.82%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top 10 Holdings as of 09-30-13	% Assets
TIPS Index Series Fund - Cl A	50.56
REIT Index NL Series Fd - Cl A	25.64
SSgA Dow Jones UBS Commodities Index NL	23.96

Total Number of Holdings	3
Annual Turnover Ratio %	18
Total Fund Assets ($mil)	27.83

Morningstar Sectors as of 09-30-13	% Fund
Cyclical	100.00
Basic Materials	0.00
Consumer Cyclical	0.00
Financial Services	0.00
Real Estate	100.00
Sensitive	0.00
Communication Services	0.00
Energy	0.00
Industrials	0.00
Technology	0.00
Defensive	0.00
Consumer Defensive	0.00
Healthcare	0.00
Utilities	0.00

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For
e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

Alternative Alpha Fund

Benchmark
Blended Benchmark

Investment Information

Investment Strategy

Invests in a broad set of liquid asset classes including U.S. TIPS, other fixed income securities, global developed and emerging market equities, global nominal and inflation linked-government bonds, emerging market bonds, mortgage-backed securities, corporate and sovereign debt, the credit spreads of mortgage backed securities, developed and emerging market currencies, commodities and derivatives. The Fund’s objective is to achieve long-term total returns in excess of the yield on cash-equivalent investments.

Operations and Management
Fund Inception Date	01-16-12
Trustee	Northern Trust Investments Inc.
Subadvisor	AQR Capital Management LLC
Wellington Trust Company, NA

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history.

Best 3 Month Return	Worst 3 Month Return
4.30%	-6.23%
(Jul ‘12 - Sep ‘12)	(Apr ‘13 - Jun ‘13)

Notes

The Blended Benchmark is a blend of 50% of the Standard & Poor’s 500 Index and 50% of the Barclays Capital U.S. Aggregate Bond Index. Contributions directly into the Fund are not permitted. Participants may only make transfers into the Fund from investments allocated to other Funds established under the Collective Trust. Transfers into the Fund are limited to 15% of the aggregate unit value of all such participant’s investments in the Funds as of the time of investment. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure Page. This is a non-traditional diversifying fund. See the Prospectus for risks related to investing in this type of fund.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 01-31-12	09-30-13
Fund	$10,421
Benchmark	$11,746

Fees and Expenses as of 09-30-13
Total Expense Ratio	1.40%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top Holdings as of 09-30-13	% Assets
Us Treasury N/B 08-15-39	14.52
US Treasury Note 04-15-18	13.37
Jpmorgan Us Var 12/49 12-31-49	12.56
US Treasury Note 0.875% 09-15-16	11.72
US Treasury Note 2.5% 08-15-23	9.85
Australia(Cmnwlth) 2% 08-21-35	7.07
Us 10yr Note (Cbt) Dec13 12-19-13	5.13
Us 10yr Note (Cbt) Dec13 12-19-13	4.49
S&P500 Emini Fut 20/09/13 09-20-13	4.43
Ftse 100 Z Z3 12-13:asset Leg	4.42
Total Number of Stock Holdings	439
Total Number of Bond Holdings	306
Annual Turnover Ratio %	—
Total Fund Assets ($mil)	1.93

Morningstar Super Sectors as of 09-30-13	% Equities
Cyclical	54.64
Sensitive	30.62
Defensive	14.75

Morningstar F-I Sectors as of 09-30-13	% Fund
Government	21.96
Corporate	3.31
Securitized	0.06
Municipal	0.00
Cash	50.58
Other	24.09

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For
e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

Lifetime Income Retirement Date Fund

Benchmark	Morningstar Category
Blended Benchmark	Retirement Income

Investment Information

Investment Strategy

The Lifetime Income Retirement Date Fund currently invests in a combination of fixed income securities, U.S. stocks, non-U.S. stocks, global real estate securities and commodities, and allocates its assets among these investments according to a fixed strategic asset allocation strategy. The Lifetime Income Retirement Date Fund is the most conservative strategy within the Retirement Date Funds. The Lifetime Income Retirement Date Fund is designed for investors who are past retirement age or otherwise are past initial withdrawal of substantial portions of their investments.

Operations and Management
Fund Inception Date	08-09-06
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments. Based on this measure, currently more than two thirds of all investments have shown higher levels of risk. Consequently, this investment may appeal to investors looking for a conservative investment strategy.

Best 3 Month Return	Worst 3 Month Return
11.15%	-13.88%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Long Government Bond Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital U.S. High Yield Very Liquid Index, the Barclays Capital 1-3 Year Government/ Credit Index, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, the S&P 500, the MSCI ACWI ex-US IMI Index, the S&P MidCap 400, the Russell 2000 Index and the FTSE EPRA/NAREIT Global Developed Liquid Index. For purposes of calculating performance since inception, the inception date of the Benchmark is August 1, 2006. This Fund’s asset allocation is at 5 years after retirement on the Allocation of Stocks and Bonds graph shown above. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 08-31-06	09-30-13
Fund	$13,601
Benchmark	$14,655

Fees and Expenses as of 09-30-13

Total Expense Ratio	0.88%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top Holdings as of 09-30-13	% Assets
SSgA U.S. Bond Index Fund L/NL	20.00
SSgA US Short-Term Govt/Credit Bd Idx NL	20.00
SSgA US Inflation Protected Bond Idx NL	18.00
SSgA S&P 500 Index Fund L/NL	15.79
SSgA Global All Cap Equity Ex-US Index NL	7.67
SSgA U.S. High Yield Bond Index Fund NL	7.00
SSgA/Tuckerman Glbl Real Estate Idx NL	5.00
SSgA DJ-UBS Roll Select Commodity Idx NL	3.50
SSgA Russell Small / Mid Cap Index L/NL	3.04

Total Number of Holdings	9
Annual Turnover Ratio %	9
Total Fund Assets ($mil)	48.49

Morningstar Super Sectors as of 09-30-13		% Equities
Cyclical		47.21
Sensitive		32.85
Defensive		19.95

Morningstar F-I Sectors as of 09-30-13	% Fund	% Category
Government	61.23	32.72
Corporate	21.67	22.08
Securitized	8.80	19.82
Municipal	0.27	0.73
Cash	8.03	22.69
Other	0.00	1.97

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For
e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

2010 Retirement Date Fund

Benchmark	Morningstar Category
Blended Benchmark	Target Date 2000-2010

Investment Information

Investment Strategy

The 2010 Retirement Date Fund currently invests in a combination of fixed income securities, U.S. stocks, non-U.S. stocks, global real estate securities and commodities, and allocates its assets among these investments according to an asset allocation strategy that varies generally on a predetermined basis. On a regular basis, as often as quarterly, the 2010 Retirement Date Fund automatically will be rebalanced to a more conservative strategy until 2015, the year that is five years after the 2010 target retirement date. Over time, the equity allocation decreases and the fixed income allocations increase. By the year 2015, the 2010 Retirement Date will be (and will remain) invested in its most conservative mix of fixed income, equity and real estate securities, on or about which time those assets are expected to be transferred to the Lifetime Income Retirement Date Fund and the 2010 Retirement Date Fund is expected to be terminated.

Operations and Management
Fund Inception Date	08-08-06
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments. Based on this measure, currently more than two thirds of all investments have shown higher levels of risk. Consequently, this investment may appeal to investors looking for a conservative investment strategy.

Best 3 Month Return	Worst 3 Month Return
14.36%	- 16.92%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Long Government Bond Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital U.S. High Yield Very Liquid Index, the Barclays Capital 1-3 Year Government/ Credit Index, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, the S&P 500, the MSCI ACWI ex-US IMI Index, the S&P MidCap 400, the Russell 2000 Index and the FTSE EPRA/NAREIT Global Developed Liquid Index. For purposes of calculating performance since inception, the inception date of the Benchmark is August 1, 2006. This Fund’s asset allocation is approximately at 0 years until retirement on the Allocation of Stocks and Bonds graph shown above. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $ 10,000 start date 08-31-06	09-30-13
Fund	$14,003
Benchmark	$14,959

Fees and Expenses as of 09-30-13
Total Expense Ratio	0.88%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top Holdings as of 09-30-13	% Assets
SSgA U.S. Bond Index Fund L/NL	20.31
SSgA US Inflation Protected Bond Idx NL	18.00
SSgA S&P 500 Index Fund L/NL	17.90
SSgA US Short-Term Govt/Credit Bd Idx NL	13.75
SSgA Global All Cap Equity Ex-US Index NL	8.64
SSgA U.S. High Yield Bond Index Fund NL	7.00
SSgA/Tuckerman Glbl Real Estate Idx NL	5.00
SSgA DJ-UBS Roll Select Commodity Idx NL	3.50
SSgA Russell Small / Mid Cap Index L/NL	3.09
SSgA US Long Government Bond Index L/NL	2.81

Total Number of Holdings	10
Annual Turnover Ratio %	17
Total Fund Assets ($mil)	71.32

Morningstar Super Sectors as of 09-30-13	% Equities
Cyclical	46.25
Sensitive	33.39
Defensive	20.35

Morningstar F-I Sectors as of 09-30-13	% Fund	% Category
Government	61.20	33.66
Corporate	21.07	25.70
Securitized	9.34	17.99
Municipal	0.28	0.69
Cash	8.10	20.17
Other	0.00	1.79

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

2020 Retirement Date Fund

Benchmark	Morningstar Category
Blended Benchmark	Target Date 2016-2020

Investment Information

Investment Strategy

The 2020 Retirement Date Fund currently invests in a combination of U.S. stocks, non-U.S. stocks, fixed income securities and commodities, and allocates its assets among these investments according to an asset allocation strategy that varies generally on a pre-determined basis. On a regular basis, as often as quarterly, the 2020 Retirement Date Fund automatically will be rebalanced to a more conservative strategy until 2025, the year that is five years after the 2020 target retirement date. Over time, the equity allocation decreases and the fixed income and real estate securities allocations increase. By the year 2025, the 2020 Retirement Date will be (and will remain) invested in its most conservative mix of fixed income, equity and real estate securities, on or about which time those assets are expected to be transferred to the Lifetime Income Retirement Date Fund and the 2020 Retirement Date Fund is expected to be terminated.

Operations and Management
Fund Inception Date	08-02-06
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments. Based on this measure, currently more than two thirds of all investments have shown higher levels of risk. Consequently, this investment may appeal to investors looking for a conservative investment strategy.

Best 3 Month Return	Worst 3 Month Return
20.39%	-23.05%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Long Government Bond Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital U.S. High Yield Very Liquid Index, the Barclays Capital 1-3 Year Government/ Credit Index, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, the S&P 500, the MSCI ACWI ex-US IMI Index, the S&P MidCap 400, the Russell 2000 Index and the FTSE EPRA/NAREIT Global Developed Liquid Index. For purposes of calculating performance since inception, the inception date of the Benchmark is August 1, 2006. This Fund’s asset allocation is approximately at 10 years until retirement on the Allocation of Stocks and Bonds graph. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $ 10,000 start date 08-31-06	09-30-13
Fund	$14,653
Benchmark	$15,623

Fees and Expenses as of 09-30-13
Total Expense Ratio	0.88%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top Holdings as of 09-30-13	% Assets
SSgA S&P 500 Index Fund L/NL	31.00
SSgA Global All Cap Equity Ex-US Index NL	19.17
SSgA U.S. Bond Index Fund L/NL	16.50
SSgA US Long Government Bond Index L/NL	10.00
SSgA Russell Small / Mid Cap Index L/NL	7.59
SSgA U.S. High Yield Bond Index Fund NL	5.83
SSgA US Inflation Protected Bond Idx NL	4.54
SSgA DJ-UBS Roll Select Commodity Idx NL	3.50
SSgA/Tuckerman Glbl Real Estate Idx NL	1.87

Total Number of Holdings	9
Annual Turnover Ratio %	8
Total Fund Assets ($mil)	257.27

Morningstar Super Sectors as of 09-30-13	% Equities
Cyclical	39.95
Sensitive	37.47
Defensive	22.57

Morningstar F-I Sectors as of 09-30-13	% Fund	% Category
Government	52.60	33.19
Corporate	23.05	20.97
Securitized	12.15	18.43
Municipal	0.33	0.64
Cash	11.87	23.75
Other	0.00	3.03

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

2030 Retirement Date Fund

Benchmark	Morningstar Category
Blended Benchmark	Target Date 2026-2030

Investment Information

Investment Strategy

The 2030 Retirement Date Fund currently invests in a combination of U.S. stocks, non-U.S. stocks, fixed income securities and commodities, and allocates its assets among these investments according to an asset allocation strategy that varies generally on a pre-determined basis. On a regular basis, as often as quarterly, the 2030 Retirement Date Fund automatically will be rebalanced to a more conservative strategy until 2035, the year that is five years after the 2030 target retirement date. Over time, the equity allocation decreases and the fixed income and real estate securities allocations increase. By the year 2035, the 2030 Retirement Date will be (and will remain) invested in its most conservative mix of fixed income, equity and real estate securities, on or about which time those assets are expected to be transferred to the Lifetime Income Retirement Date Fund and the 2030 Retirement Date Fund is expected to be terminated.

Operations and Management
Fund Inception Date	08-02-06
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively moderate range of price fluctuations relative to other investments. This investment may experience larger or smaller price declines or price increases depending on market conditions. Some of this risk may be offset by owning other investments with different portfolio makeups or investment strategies.

Best 3 Month Return	Worst 3 Month Return
24.51%	-27.38%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Long Government Bond Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital U.S. High Yield Very Liquid Index, the Barclays Capital 1-3 Year Government/ Credit Index, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, the S&P 500, the MSCI ACWI ex-US IMI Index, the S&P MidCap 400, the Russell 2000 Index and the FTSE EPRA/NAREIT Global Developed Liquid Index. For purposes of calculating performance since inception, the inception date of the Benchmark is August 1, 2006. This Fund’s asset allocation is approximately at 20 years until retirement on the Allocation of Stocks and Bonds graph. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 08-31-06	09-30-13
Fund	$14,576
Benchmark	$15,579

Fees and Expenses as of 09-30-13
Total Expense Ratio	0.88%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top Holdings as of 09-30-13	% Assets
SSgA S&P 500 Index Fund L/NL	37.59
SSgA Global All Cap Equity Ex-US Index NL	25.47
SSgA Russell Small / Mid Cap Index L/NL	12.32
SSgA U.S. Bond Index Fund L/NL	10.75
SSgA US Long Government Bond Index L/NL	10.00
SSgA DJ-UBS Roll Select Commodity Idx NL	3.50
SSgA U.S. High Yield Bond Index Fund NL	0.38

Total Number of Holdings	7
Annual Turnover Ratio %	6
Total Fund Assets ($mil)	201.49

Morningstar Super Sectors as of 09-30-13		% Equities
Cyclical		38.43
Sensitive		38.60
Defensive		22.97
Morningstar F-I Sectors as of 09-30-13	% Fund	% Category
Government	56.78	30.26
Corporate	11.56	20.86
Securitized	12.74	15.88
Municipal	0.35	0.60
Cash	18.57	28.66
Other	0.00	3.73

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For
e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the

S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

2040 Retirement Date Fund

Benchmark	Morningstar Category
Blended Benchmark	Target Date 2036-2040

Investment Information

Investment Strategy

The 2040 Retirement Date Fund currently invests in a combination of U.S. stocks, non-U.S. stocks, fixed income securities and commodities, and allocates its assets among these investments according to an asset allocation strategy that varies generally on a pre-determined basis. On a regular basis, as often as quarterly, the 2040 Retirement Date Fund automatically will be rebalanced to a more conservative strategy until 2045, the year that is five years after the 2040 target retirement date. Over time, the equity allocation decreases and the fixed income and real estate securities allocations increase. By the year 2045, the 2040 Retirement Date will be (and will remain) invested in its most conservative mix of fixed income, equity and real estate securities, on or about which time those assets are expected to be transferred to the Lifetime Income Retirement Date Fund and the 2040 Retirement Date Fund is expected to be terminated.

Operations and Management
Fund Inception Date	08-03-06
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively moderate range of price fluctuations relative to other investments. This investment may experience larger or smaller price declines or price increases depending on market conditions. Some of this risk may be offset by owning other investments with different portfolio makeups or investment strategies.

Best 3 Month Return	Worst 3 Month Return
26.86%	-29.52%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Long Government Bond Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital U.S. High Yield Very Liquid Index, the Barclays Capital 1-3 Year Government/ Credit Index, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, the S&P 500, the MSCI ACWI ex-US IMI Index, the S&P MidCap 400, the Russell 2000 Index and the FTSE EPRA/NAREIT Global Developed Liquid Index. For purposes of calculating performance since inception, the inception date of the Benchmark is August 1, 2006. This Fund’s asset allocation is approximately at 30 years until retirement on the Allocation of Stocks and Bonds graph. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 08-31-06	09-30-13
Fund	$14,463
Benchmark	$15,507

Fees and Expenses as of 09-30-13
Total Expense Ratio	0.88%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top Holdings as of 09-30-13	% Assets
SSgA S&P 500 Index Fund L/NL	38.82
SSgA Global All Cap Equity Ex-US Index NL	30.00
SSgA Russell Small / Mid Cap Index L/NL	16.93
SSgA US Long Government Bond Index L/NL	10.00
SSgA DJ-UBS Roll Select Commodity Idx NL	3.50
SSgA U.S. Bond Index Fund L/NL	0.75

Total Number of Holdings	6
Annual Turnover Ratio %	8
Total Fund Assets ($mil)	124.97

Morningstar Super Sectors as of 09-30-13		% Equities
Cyclical		38.95
Sensitive		38.48
Defensive		22.57
Morningstar F-I Sectors as of 09-30-13	% Fund	% Category
Government	65.73	26.25
Corporate	3.02	19.82
Securitized	1.98	14.40
Municipal	0.04	0.56
Cash	29.23	34.95
Other	0.00	4.02

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For
e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

2050 Retirement Date Fund

Benchmark	Morningstar Category
Blended Benchmark	Target Date 2046-2050

Investment Information

Investment Strategy

The 2050 Retirement Date Fund currently invests in a combination of U.S. stocks, non-U.S. stocks, fixed income securities and commodities, and allocates its assets among these investments according to an asset allocation strategy that varies generally on a pre-determined basis. On a regular basis, as often as quarterly, the 2050 Retirement Date Fund automatically will be rebalanced to a more conservative strategy until 2055, the year that is five years after the 2050 target retirement date. Over time, the equity allocation decreases and the fixed income and real estate securities allocations increase. By the year 2055, the 2050 Retirement Date will be (and will remain) invested in its most conservative mix of fixed income, equity and real estate securities, on or about which time those assets are expected to be transferred to the Lifetime Income Retirement Date Fund and the 2050 Retirement Date Fund is expected to be terminated.

Operations and Management
Fund Inception Date	01-16-12
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

The volatility measure is not displayed for investments with fewer than three years of history. The category average, however, is shown above.

Best 3 Month Return	Worst 3 Month Return
7.09%	-5.41%
(Jun ‘12 - Aug ‘12)	(Mar ‘12 - May ‘12)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Long Government Bond Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital U.S. High Yield Very Liquid Index, the Barclays Capital 1-3 Year Government/ Credit Index, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, the S&P 500, the MSCI ACWI ex-US IMI Index, the S&P MidCap 400, the Russell 2000 Index and the FTSE EPRA/NAREIT Global Developed Liquid Index. This Fund’s asset allocation is approximately at 40 years until retirement on the Allocation of Stocks and Bonds graph. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Allocation of Stocks and Bonds

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $ 10,000 start date 01-31-12	09-30-13
Fund	$12,405
Benchmark	$12,572

Fees and Expenses as of 09-30-13
Total Expense Ratio	0.88%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top Holdings as of 09-30-13	% Assets
SSgA S&P 500 Index Fund L/NL	38.89
SSgA Global All Cap Equity Ex-US Index NL	30.33
SSgA Russell Small / Mid Cap Index L/NL	17.28
SSgA US Long Government Bond Index L/NL	10.00
SSgA DJ-UBS Roll Select Commodity Idx NL	3.50

Total Number of Holdings	5
Annual Turnover Ratio %	—
Total Fund Assets ($mil)	5.68

Morningstar Super Sectors as of 09-30-13	% Equities
Cyclical	38.98
Sensitive	38.47
Defensive	22.54

Morningstar F-I Sectors as of 09-30-13	% Fund	% Category
Government	66.79	21.15
Corporate	2.08	19.86
Securitized	0.57	13.58
Municipal	0.00	0.54
Cash	30.56	40.29
Other	0.00	4.57

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

Conservative Risk Fund

Benchmark	Morningstar Category
Blended Benchmark	Conservative Allocation

Investment Information

Investment Strategy

The Conservative Risk Fund invests in a combination of U.S. stocks, non-U.S. stocks, bonds and cash-equivalent investments, and allocates its assets among these investments according to a fixed strategic asset allocation strategy. The Conservative Risk Fund is the most conservative strategy among the Target Risk Funds. The Conservative Risk Fund is designed for investors who prefer lower volatility of returns and higher expected income.

Operations and Management
Fund Inception Date	07-07-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments. Based on this measure, currently more than two thirds of all investments have shown higher levels of risk. Consequently, this investment may appeal to investors looking for a conservative investment strategy.

Best 3 Month Return	Worst 3 Month Return
5.04%	-2.60%
(Jul ‘10 - Sep ‘10)	(May ‘13 - Jul ‘13)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Treasury Inflation Protected Securities Index, the Dow Jones U.S. Select REIT Index, the Dow Jones-UBS Commodity Index, the Russell 3000 Index, the Citigroup 3-Month T-Bill, the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International All-Country World Ex-U.S. Index. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $ 10,000 start date 07-31-09	09-30-13
Fund	$13,131
Benchmark	$13,570

Fees and Expenses as of 09-30-13
Total Expense Ratio	0.79%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top Holdings as of 09-30-13	% Assets
Passive Bond Mkt Idx NL Series Fd - Cl A	57.24
Russell 3000 Index NL Series Fd Cl A	12.50
TIPS Index Series Fund - Cl A	12.05
Daily MSCI ACWI Ex-US NL Series Fd Cl A	8.47
REIT Index NL Series Fd - Cl A	4.98

Total Number of Holdings	6
Annual Turnover Ratio %	30
Total Fund Assets ($mil)	39.22

Morningstar Super Sectors as of 09-30-13	% Equities
Cyclical	50.67
Sensitive	30.53
Defensive	18.80

Morningstar F-I Sectors as of 09-30-13	% Fund	% Category
Government	50.15	24.37
Corporate	16.94	32.03
Securitized	22.91	18.08
Municipal	0.64	4.15
Cash	9.35	17.34
Other	0.00	4.04

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

Moderate Risk Fund

Benchmark	Morningstar Category
Blended Benchmark	Moderate Allocation

Investment Information

Investment Strategy

The Moderate Risk Fund invests in a combination of U.S. stocks, non-U.S. stocks, bonds, commodities and cash-equivalent investments, and allocates its assets among these investments according to a fixed strategic asset allocation strategy. The Moderate Risk Fund is designed for investors who seek a combination of capital appreciation and income. This Fund is expected to have higher volatility of returns than the Conservative Risk Fund but less than the Aggressive Risk Fund.

Operations and Management
Fund Inception Date	07-07-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments. Based on this measure, currently more than two thirds of all investments have shown higher levels of risk. Consequently, this investment may appeal to investors looking for a conservative investment strategy.

Best 3 Month Return	Worst 3 Month Return
8.24%	-8.57%
(Jul ‘10 - Sep ‘10)	(Jul ‘11 - Sep ‘11)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Treasury Inflation Protected Securities Index, the Dow Jones U.S. Select REIT Index, the Dow Jones-UBS Commodity Index, the Russell 3000 Index, the Citigroup 3-Month T-Bill, the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International All-Country World Ex-U.S. Index. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $ 10,000 start date 07-31-09	09-30-13
Fund	$14,454
Benchmark	$14,972

Fees and Expenses as of 09-30-13
Total Expense Ratio	0.81%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top Holdings as of 09-30-13	% Assets
Passive Bond Mkt Idx NL Series Fd - Cl A	34.83
Russell 3000 Index NL Series Fd Cl A	28.87
Daily MSCI ACWI Ex-US NL Series Fd Cl A	20.29
TIPS Index Series Fund - Cl A	6.79
REIT Index NL Series Fd - Cl A	4.99
SSgA Dow Jones UBS Commodities Index NL	1.95

Total Number of Holdings	7
Annual Turnover Ratio %	22
Total Fund Assets ($mil)	77.81

Morningstar Super Sectors as of 09-30-13	% Equities
Cyclical	44.60
Sensitive	34.28
Defensive	21.13

Morningstar F-I Sectors as of 09-30-13	% Fund	% Category
Government	47.59	20.67
Corporate	16.83	33.97
Securitized	22.27	17.83
Municipal	0.62	1.19
Cash	12.70	21.64
Other	0.00	4.70

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For
e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the

S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

Aggressive Risk Fund

Benchmark	Morningstar Category
Blended Benchmark	Aggressive Allocation

Investment Information

Investment Strategy

The Aggressive Risk Fund invests in a combination of U.S. stocks, non-U.S. stocks, bonds, commodities and cash-equivalent investments, and allocates its assets among these investments according to a fixed strategic asset allocation strategy. The Aggressive Risk Fund is designed for investors who want to maximize growth and capital appreciation. This Fund is expected to have the highest volatility of returns among the Target Risk Funds.

Operations and Management
Fund Inception Date	07-07-09
Trustee	Northern Trust Investments Inc.
Subadvisor	State Street Global Advisors

Volatility Analysis

In the past, this investment has shown a relatively moderate range of price fluctuations relative to other investments. This investment may experience larger or smaller price declines or price increases depending on market conditions. Some of this risk may be offset by owning other investments with different portfolio makeups or investment strategies.

Best 3 Month Return	Worst 3 Month Return
11.20%	-13.78%
(Jul ‘10 - Sep ‘10)	(Jul ‘11 - Sep ‘11)

Notes

The Blended Benchmark includes some or all of the Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Treasury Inflation Protected Securities Index, the Dow Jones U.S. Select REIT Index, the Dow Jones-UBS Commodity Index, the Russell 3000 Index, the Citigroup 3-Month T-Bill, the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International All-Country World Ex-U.S. Index. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 07-31-09	09-30-13
Fund	$15,728
Benchmark	$16,179

Fees and Expenses as of 09-30-13
Total Expense Ratio	0.82%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top Holdings as of 09-30-13	% Assets
Russell 3000 Index NL Series Fd Cl A	43.92
Daily MSCI ACWI Ex-US NL Series Fd Cl A	30.88
Passive Bond Mkt Idx NL Series Fd - Cl A	14.61
REIT Index NL Series Fd - Cl A	4.94
SSgA Dow Jones UBS Commodities Index NL	3.69
TIPS Index Series Fund - Cl A	1.95

Total Number of Holdings	7
Annual Turnover Ratio %	24
Total Fund Assets ($mil)	30.70

Morningstar Super Sectors as of 09-30-13		% Equities
Cyclical		42.73
Sensitive		35.43
Defensive		21.84
Morningstar F-I Sectors as of 09-30-13	% Fund	% Category
Government	39.36	21.23
Corporate	16.59	33.26
Securitized	20.39	12.34
Municipal	0.57	1.13
Cash	23.10	27.33
Other	0.00	4.70

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For
e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the

S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

C11-1116-014R (11/11)

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Release Date: 09-30-2013

Balanced Fund

Benchmark	Morningstar Category
Blended Benchmark	Moderate Allocation

Investment Information

Investment Strategy

The Balanced Fund’s investment objective is to achieve both current income and capital appreciation. The Balanced Fund normally maintains between 40% and 70% of its total assets in publicly traded common stocks and other equity-type securities (including convertible securities) and between 30% and 60% of its total assets in medium- to long-term nonconvertible debt securities with varying maturities (including bonds, notes, debentures, equipment trust certificates, asset-backed securities and mortgage-related securities) and money market instruments. The Balanced Fund varies the portion of its assets invested in equity securities, debt securities and money market instruments to achieve the Fund’s investment objective based upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.

Operations and Management
Fund Inception Date	01-02-92
Trustee	Northern Trust Investments Inc.
Subadvisor	Columbus Circle Investors
C.S. McKee, LP
Delaware Investment Advisers
PIMCO LLC (US)
Jennison Associates LLC

Volatility Analysis

In the past, this investment has shown a relatively small range of price fluctuations relative to other investments. Based on this measure, currently more than two thirds of all investments have shown higher levels of risk. Consequently, this investment may appeal to investors looking for a conservative investment strategy.

Best 3 Month Return	Worst 3 Month Return
15.66%	-20.46%
(Mar ‘09 - May ‘09)	(Sep ‘08 - Nov ‘08)

Notes

Units in the Balanced Fund are no longer offered, although assets in the Fund will remain so invested until they are transferred to another investment option. The Balanced Fund achieves its investment objective by investing in equity securities through the Large Cap Equity Fund and in debt securities and money market instruments through the Bond Core Plus Fund. Please refer to the Fund Profiles for these Funds for more detailed information. The Blended Benchmark is a blend of 60% Russell 1000 Index and 40% Barclays Capital U.S. Aggregate Bond Index. See the Prospectus and any supplements thereto for more information, as well as the attached Disclosure page. This Fund participates in securities lending. See the Prospectus for risks related to securities lending.

Performance

Performance Disclosure: The performance data quoted reflects past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate; thus, an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data shown herein. For more current information, including month-end performance, please call (800) 348-2272 or visit www.abaretirement.com. Please refer to the Performance section of the Disclosure page for more information.

Growth of $10,000 start date 12-31-02	09-30-13
Fund	$20,616
Benchmark	$21,656

Fees and Expenses as of 09-30-13
Total Expense Ratio	1.00%
Sales Charge	0.00%
12b-1 Fee	0.00%

Portfolio Analysis

Top Holdings as of 09-30-13	% Assets
FNMA 3% 06-01-43	3.48
US Treasury Note 1.375% 07-31-18	3.14
US Treasury Note 0.25% 02-15-15	2.82
Apple Inc	1.61
US Treasury Note 1.5% 08-31-18	1.59
US Treasury Bond 8.75% 08-15-20	1.57
GNMA 3% 06-15-43	1.52
US Treasury Note 2.625% 08-15-20	1.15
US Treasury Note 1.125% 01-15-21	1.12
Chevron Corp	1.09

Total Number of Stock Holdings	1019
Total Number of Bond Holdings	236
Annual Turnover Ratio %	13
Total Fund Assets ($mil)	229.12

Morningstar Super Sectors as of 09-30-13	% Equities
Cyclical	30.46
Sensitive	43.47
Defensive	26.06

Morningstar F-I Sectors as of 09-30-13	% Fund	% Category
Government	37.32	20.67
Corporate	12.25	33.97
Securitized	18.25	17.83
Municipal	5.36	1.19
Cash	13.70	21.64
Other	13.12	4.70

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

You should consider the investment objectives, risks, charges and expenses of the investment options carefully before investing. Certain units of the collective investment funds (each, a ‘Fund’ and collectively, the ‘Funds’) offered under the Collective Trust that serve as investment options under the ABA Retirement Funds Program (the ‘Program’) are exempt from registration under the Securities Act of 1933. In those instances, the Program Prospectus, as it may be supplemented from time to time, serves as the Program disclosure document. For a copy of the Program Prospectus with more complete information, including charges and expenses associated with the Program, or to speak with a Plan Consultant, call (800) 826-8901, visit www.abaretirement.com or write to: ABA Retirement Funds, P.O. Box 5142, Boston, MA 02206-5142. Please read the information carefully before investing. For

e-mail inquiries, contact contactus@abaretirement.com.

Performance

The total return of a Fund reflects performance after adjustment for fees and expenses. Each Fund’s performance is compared with the investment record of a comparable market index or other benchmark. The benchmark is a portfolio of specified securities and the benchmark does not reflect any initial or ongoing fees or expenses. Securities held in a Fund’s portfolio may differ significantly from the securities that comprise the benchmark.

The total return of a Fund’s category average since such Fund’s inception is not shown because that information is not calculated by Morningstar.

The past performance of a Fund or benchmark is no guarantee of future performance.

Best and Worst 3 Month Return

Morningstar calculates best and worst 3-month performance (in percentage terms) of each Fund on a monthly basis.

Best 3-month Return: The highest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

Worst 3-month Return: The lowest total return a Fund has posted in a consecutive three-month period over the trailing 15 years, or if a Fund has been in operation for less than 15 years, since the Fund’s inception.

The past performance of a Fund is no guarantee of future performance.

Growth of $10,000

Growth of $10,000 shows a Fund’s hypothetical performance based on how an assumed $10,000 investment in the Fund would have grown over time. The growth of $10,000 begins at the date shown in the module. Also shown is the hypothetical growth of $10,000 based on the investment record of the Fund’s benchmark over the same period. The inclusion of the information on the benchmark allows investors to compare the performance of the Fund with the performance of the benchmark. The past performance of a Fund or benchmark is no guarantee of future performance.

Morningstar Style Box™

The Morningstar Style Box™ reveals a fund’s investment style. For equity funds the vertical axis shows the market capitalization of the long stocks owned and the horizontal axis shows investment style (value, blend, or growth).

For fixed-income funds, the vertical axis shows the credit quality of the long bonds owned and the horizontal axis shows interest rate sensitivity as measured by a bond’s effective duration.

Morningstar seeks credit rating information from fund companies on a periodic basis (e.g., quarterly). In compiling credit rating information Morningstar accepts credit ratings reported by fund companies that have been issued by all Nationally Recognized Statistical Rating Organizations (NRSROs). For a list of all NRSROs, please visit http:// www.sec.gov/divisions/marketreg/ratingagency.htm. Additionally, Morningstar accepts foreign credit ratings from widely recognized or registered rating agencies. If two rating organizations/agencies have rated a security, fund companies are to report the lower rating; if three or more organizations/ agencies have rated a security, fund companies are to report the median rating, and in cases where there are more than two organization/agency ratings and a median rating does not exist, fund companies are to use the lower of the two middle ratings. PLEASE NOTE: Morningstar, Inc. is not itself an NRSRO nor does it issue a credit rating on the fund. An NRSRO or rating agency ratings can change from time-to-time.

For credit quality, Morningstar combines the credit rating information provided by the fund companies with an average default rate calculation to come up with a weighted-average credit quality. The weighted-average credit quality is currently a letter that roughly corresponds to the scale used by a leading NRSRO. Bond funds are assigned a style box placement of “low”, “medium”, or “high” based on their average credit quality. Funds with a low credit quality are those whose weighted-average credit quality is determined to be less than “BBB-”; medium are those less than “AA-”, but greater or equal to “BBB-”; and high are those with a weighted-average credit quality of “AA-” or higher. When classifying a bond portfolio, Morningstar first maps the NRSRO credit ratings of the underlying holdings to their respective default rates (as determined by Morningstar’s analysis of actual historical default rates). Morningstar then averages these default rates to determine the average default rate for the entire bond fund. Finally, Morningstar maps this average default rate to its corresponding credit rating along a convex curve.

For interest-rate sensitivity, Morningstar obtains from fund companies the average effective duration. Generally, Morningstar classifies a fixed-income fund’s interest-rate sensitivity based on the effective duration of the Morningstar Core Bond Index (MCBI), which is currently three years. The classification of Limited will be assigned to those funds whose average effective duration is between 25% to 75% of MCBI’s average effective duration; funds whose average effective duration is between 75% to 125% of the MCBI will be classified as Moderate; and those that are at 125% or greater of the average effective duration of the MCBI will be classified as Extensive.

For municipal bond funds, Morningstar also obtains from fund companies the average effective duration. In these cases static breakpoints are utilized. These breakpoints are as follows: (i) Limited: 4.5 years or less; (ii) Moderate: more than 4.5 years but less than 7 years; and (iii) Extensive: more than 7 years. In addition, for non-US taxable and non-US domiciled fixed income funds static duration breakpoints are used: (i) Limited: less than or equal to 3.5 years; (ii) Moderate: greater than 3.5 and less than equal to 6 years; (iii) Extensive: greater than 6 years.

Fees and Expenses

Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Risks

As with any investment, you could lose money on your investment. The unit value of each Fund typically fluctuates daily based on changes in the value of the securities held by the Fund. The investment strategies that the Funds’ investment advisors use may not produce the intended results. For detailed information about these risks, please refer to the Program Prospectus.

Retirement Date Fund Risk: Generally speaking, Retirement Date Funds target a certain date range for retirement, or the date the investor plans to start withdrawing money. Investors can select the Fund that corresponds to their anticipated retirement date. These Funds are designed to rebalance to a more conservative investment approach as the target date nears. An investment in a Retirement Date Fund is not guaranteed from investment loss at any time, including on or after the target date.

The Funds offered under the Collective Trust are not mutual funds and are not registered as investment companies under the Investment Company Act of 1940 and, therefore, are not subject to compliance with the requirements of such act or the protections afforded thereunder. In addition, Units of the Funds are not deposits of or obligations of, or guaranteed or endorsed by, The Northern Trust Company, Northern Trust Investments, Inc., or any other bank, are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve, or any other agency, and involve risks including the possible loss of principal. Please review the Program Prospectus for more information regarding the Funds and the Program, including fees and expenses.

The Glossary of Terms set forth below contains definitions of, and additional information with respect to, the terms used herein and is an integral part hereof.

GLOSSARY OF TERMS

Annual Turnover Ratio: Represents the frequency with which a Fund bought and sold securities in which it invests during the twelve month period ending on the release date of the Fund Profile. As the level of portfolio turnover increases, transaction expenses incurred by the Fund, such as brokerage commissions, increase, which may adversely affect the Fund’s performance.

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.	Page 2 of 4

Disclosure

Benchmark: An index or other standard against which a Fund’s performance is measured. A large capitalization U.S. stock fund’s returns, for instance, are often compared with the investment record of large-capitalization U.S. domiciled issuers of the S&P 500 index.

Capital appreciation: An increase in the price of a security. This is one of the two primary sources of an investor’s total return. The other primary source is income.

Composition: The types of securities held in a Fund’s portfolio. A portfolio’s composition will tell you something about its risk level. Funds that hold a large percentage of assets in cash or cash equivalents usually carry less risk because not all of their holdings are as exposed to market movements. The Portfolio Analysis pie chart can be used to determine how much of your investment consists of stocks, bonds and cash, including foreign stocks.

Coupon: A bond coupon refers to the periodic interest payments that a bond holder is entitled to receive for holding a bond.

Credit Analysis: For fixed-income Funds, credit analysis assesses the quality of the U.S. and non-U.S. bonds in a Fund’s portfolio. Credit quality can influence the returns of portfolios that invest heavily in bonds. The Credit Analysis graph shows the respective percentage of Fund assets invested in securities rated in each of the major credit ratings categories, as determined by Standard & Poor’s or Moody’s (which are major credit rating agencies). The most highly rated bonds are rated AAA. Bonds with a BBB rating are in the lowest category that is still considered to be of investment grade. Bonds that are rated at or lower than BB (often called junk bonds or high-yield bonds) are considered to be quite speculative and more risky than higher-rated bonds. Any bonds that appear in the NR/NA category are either not rated by Standard & Poor’s or Moody’s or did not have a rating available as of the release date of this communication.

Duration: A measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Duration is expressed as a number of years. Rising interest rates generally lead to falling bond prices, while declining interest rates result in rising bond prices. The longer the duration, the greater the increase or decrease, as applicable, in a bond’s price in response to interest rate changes.

Equity: Another term for stock, which is issued by a company and generally trades on an exchange.

Growth: There are two common uses of the word growth in the investment industry. In one sense, growth refers to an increase in a company’s profits or sales. In the other sense, growth refers to a style of investing in which investment advisors seek to invest in firms with rapidly increasing profits or sales, often focusing less on the relative estimated enterprise or asset values as compared to the prices they pay for such stocks.

Income: Payment to an investor of a dividend on a stock or of interest on a bond. Income is one of the two primary sources of total return, the other being capital appreciation.

Index: As a noun, index refers to a benchmark, such as the

S&P 500 index, that is used to assess a Fund’s performance. As a verb, index refers to the practice of buying and holding the securities that comprise an index, or securities that are representative of those comprising an index.

Interest-rate risk: Interest-rate risk represents vulnerability of a fixed-income security to changes to interest rates. When interest rates rise, the prices of bonds and other income-oriented securities tend to fall and vice versa. The longer the duration for a bond or average effective duration for a Fund, the greater its interest-rate risk.

Investment Strategy: Indicates a particular Fund’s investment goals, as further described in the Program’s Prospectus.

Market capitalization: The value of a company based on the current selling price of its stock and the number of shares it has issued. Market capitalization equals the number of shares outstanding multiplied by the share price.

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Medium, Small and Micro. Of the 5,000 largest U.S. companies in Morningstar’s equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Medium, the next 30% are Small and the remaining 50% are Micro. Companies below the largest 5,000 are also classified as Micro.

For equity Funds, the average market capitalization of companies in a Fund’s portfolio is also used to determine the vertical axis of the Morningstar Equity Style Box.

Market risk: The risk associated with general movements in the stock or bond market. Investments that are most sensitive to movements in these markets (as measured by r-squared and beta) are considered to have the greatest market risk, while investments that are least sensitive to movements in these markets are considered to have the least market risk.

Maturity: Maturity measures the average time period (in years) from a given date to the date on which bonds in a Fund’s portfolio are due to be paid. A longer maturity indicates higher sensitivity to interest rate fluctuations.

Net Asset Value (NAV): A Fund’s price per unit. The per unit dollar value of a Fund is calculated by dividing the total assets of all the holdings in its portfolio, less any liabilities, by the number of Fund units outstanding.

Principal: The face value of a bond that its owner is owed at maturity. The term also refers to the amount invested in a fund or security, independent of any earnings or losses on the investment.

Real Estate Investment Trusts (REITs): Companies that invest in multiple real-estate properties. REITs generally trade on major stock exchanges and are held by many mutual funds. The portfolios of certain Funds, including the Real Asset Return Fund and select Retirement Date Funds and Target Risk Funds, contain REITs. Any REITs in a Fund’s portfolio are included as U.S. stocks in the Portfolio Analysis module and are listed under Cyclical in the Morningstar Super Sectors module.

Sector weightings: For U.S. equity Funds, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of the 11 major industrial sectors,

and groups those sectors into three broader categories (Cyclical, Sensitive and Defensive). For Funds that invest in fixed income securities, Morningstar determines the respective percentages of each Fund’s assets that are allocated to each of six categories (Government, Corporate, Securitized, Municipal, Cash and Other). The allocation to Cash in this module is based on the total fixed income market value of the Fund (as opposed to the Cash allocation in the Portfolio Analysis module, which is based on the value of the cash as a percentage of the total Fund). The allocation to Other in this module represents derivatives (as opposed to the Portfolio Analysis module, which includes derivatives in the Stocks or Bonds category, as appropriate).

Sector weightings provide another means of assessing the relative riskiness of different investment strategies. If a Fund’s sector allocation is similar to the overall market (as measured by a broad market index such as the S&P 500 index) then the Fund likely follows a more conservative style. If the Fund heavily overweights or underweights individual sectors, then the Fund’s strategy typically takes on more risk.

Security: This term can refer to any financial asset, including stocks, bonds, and some derivative instruments, the performance of which is derived from that of debt or equity securities.

Standard deviation: A statistical measure of the volatility of a Fund’s returns.

Top holdings: A Fund’s top holdings show which securities (stocks or bonds) are held in the largest concentrations and thus can be expected to have the most influence on the Fund’s returns. The percentage of assets of the portfolio each holding represents provides an indication of the Fund’s level of risk. For example, for an actively-managed equity Fund, more conservatively managed Funds will usually devote no more than 3% to 4% of the Fund’s assets to a particular security, while more aggressively managed Funds may allocate 7%, 8%, or an even greater percentage of assets to a particular security. The total weighting of the top five holdings is also a measure of a Fund’s risk taking policy. Funds that restrict the total amount of the top five holdings to 15% of assets or less are generally more conservative, while those that devote more than 25% may be considered more aggressive.

Total Expense Ratio: Reflects the annualized expense ratio of a Fund based on net assets of the Fund and the Program as of the release date of the applicable Fund Profile and utilizing fee rates in effect as of such release date. All Fund performance is reported net of fees and expenses. The asset-based fees charged against each Fund accrue daily and vary in amount to some degree depending on the asset levels of the Fund and the Program. Please refer to the Program Prospectus for a detailed breakdown of fees and expenses.

Total Return: The combined performance of a Fund, including distributed and undistributed capital appreciation or loss and interest or other income.

Volatility Analysis: The Volatility Analysis graph indicates where a Fund’s volatility ranks relative to the mutual fund universe. Various events, factors and conditions could materially affect performance and could materially change the volatility, risk and investment return characteristics of a Fund. Please refer to the strategy, investment guidelines and

©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

Disclosure

restrictions, and risk factors of a Fund as set forth in the Program Prospectus. The ‘Summary of Funds’ chart contained in the Program Prospectus, for instance, provides additional information on a Fund’s risk to principal, estimated maturity or duration, primary source of potential return, and volatility of return, as applicable.

Low Volatility: A Fund with a low volatility measure has, in the past, shown a smaller range of price fluctuations relative to the mutual funds within the category. Consequently, a Fund so measured may appeal to investors looking for a more conservative investment strategy.

Moderate Volatility: A Fund with moderate volatility has, in the past, shown a relatively moderate range of price fluctuations relative to the mutual funds within the category. The Fund may experience larger or smaller price declines or price increases depending on market conditions.

High Volatility: A Fund with high volatility has, in the past, shown a wider range of price fluctuations relative to the mutual funds within the category. The Fund may experience significant price increases in favorable markets or be prone to experience larger price declines in adverse markets.

The volatility measure of a Fund is not displayed for Funds with fewer than three years of performance history.

World Regions: The World Regions chart presents the respective percentages of assets of an international Fund that are invested in various regions of the world. Regional exposure is an important variable in the relative returns of international Funds.

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©2013 Morningstar, Inc., Morningstar Investment Profiles™ 312-696-6000. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of information. Past performance is no guarantee of future performance. Visit our investment website at www.morningstar.com.

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